Exhibit s

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DONALD C. BURKE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ Donald C. Burke
Name: Donald C. Burke

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ROBERT J. GENETSKI (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ Robert J. Genetski
Name: Robert J. Genetski

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CLIFFORD W. HOFFMAN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ Clifford W. Hoffman
Name: Clifford W. Hoffman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PHILIP R. MCLOUGHLIN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 24th day of March, 2018.

/s/ Philip R. McLoughlin
Name: Philip R. McLoughlin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that GERALDINE M. MCNAMARA (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ Geraldine M. McNamara
Name: Geraldine M. McNamara

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that EILEEN A. MORAN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ Eileen A. Moran
Name: Eileen A. Moran

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DAVID J. VITALE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain, Alan M. Meder and William J. Renahan, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its common shares, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith, including any filings made pursuant to Rule 462(b) under the Securities Act of 1933 (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

IN WITNESS WHEREOF, Principal has executed this Power of Attorney as of this 13th day of March, 2018.

/s/ David J. Vitale
Name: David J. Vitale